SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 5, 2007

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

              Nevada                                           0-7246                                        95-2636730

(State or Other Jurisdiction                       (Commission                                (IRS Employer

           of Incorporation)                                    File Number)                                Identification No.)

120 Genesis Boulevard, Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code    304-842-3597

103 East Main Street, Bridgeport, WV 26330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Petroleum Development Corporation (the Company) hereby amends Item 9.01(d) of its Current Report on Form 8-K filed by the Company on January 11, 2007, to include Exhibit B to the Purchase and Sale Agreement, dated effective October 1, 2006, by and between EXCO Resources, Inc. (as Seller) and the Company (as Buyer) included therein as Exhibit 10.1.  Certain portions of Exhibit B have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.  Three asterisks (***) have been inserted in place of the portions omitted.

Item 2.01                Completion of Acquisition or Disposition of Assets

Petroleum Development Corporation (Nasdaq GSM: PETD) completed its previously announced purchase of EXCO Resources Inc.'s (NYSE: XCO) producing properties, and remaining undeveloped drilling locations and acreage in the Wattenberg Field area of the DJ Basin, Colorado on January 5, 2007.  The final purchase price at closing for the transaction was $132 million (One Hundred Thirty Two Million Dollars).  The transaction included substantially all of EXCO's assets in the area and encompasses 144 oil and gas wells and 8,160 acres of leasehold.  The wells and leases acquired are located in Weld, Adams, Larimer and Broomfield Counties, Colorado in the Greater Wattenberg Field Area.  PDC will operate the assets acquired and holds a majority working interest in the properties.

EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date on which the information required by Item 2.01 of this Current Report on Form 8-K is required to be filed.

(b)           Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which the information required by Item 2.01 of this Current Report on Form 8-K is required to be filed.

(d)                 Exhibits.

10.1   Purchaser and Sale Agreement, dated effective October 1, 2006, by and between EXCO Resources, Inc. (as Seller) and Petroleum Development Corporation (as Buyer), filed herein.

99.1   Press release, dated January 8, 2007 (incorporated by reference to Exhibit 99.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 10, 2007).

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation

Date:       February 2, 2007

By:           /s/ Darwin L. Stump

                Darwin L. Stump

                Chief Accounting Officer